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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                November 13, 2002
                Date of Report (Date of earliest event reported)


                                 XL CAPITAL LTD
             (Exact name of registrant as specified in its charter)

         Cayman Islands                    1-10809               98-0191089
(State or other jurisdiction of    (Commission file number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)

              XL House, One Bermudiana Road, Hamilton, Bermuda HM11
                    (Address of principal executive offices)

                                 (441) 292-8515
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5. Other events.


On November 13, 2002, XL Capital Ltd issued the press release attached as
Exhibit 99(a) and incorporated by reference herein.


Item 7. Financial Statements and Exhibits.


     (c) Exhibits. The following exhibit is filed herewith:

         Exhibit No.   Description
         ---------------------------------------------------------------

         99(a) Press Release ("XL Capital Prices Issue of Preference Ordinary Shares") dated November 13, 2002.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   November 13, 2002


                                   XL CAPITAL LTD


                                   By:  /s/ Jerry de St. Paer
                                        ----------------------------------------
                                        Name:   Jerry de St. Paer
                                        Title:  Executive Vice President
                                                  and Chief Financial Officer



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                                                                   Exhibit 99(a)





                                                          XL Capital Ltd
                                                                XL House
                                                     One Bermudiana Road
                                                  Hamilton HM 11 Bermuda
                                                   Phone: (441) 292-8515
                                                     Fax: (441) 292-5280
NEWS RELEASE

IMMEDIATE

Contact:  Gavin R. Arton                               Roger R. Scotton
          Investor Relations                           Media Relations
          441-294-7104                                 441-294-7165


                           XL CAPITAL PRICES ISSUE OF
                           PREFERENCE ORDINARY SHARES

HAMILTON, Bermuda (November 13, 2002) - XL Capital Ltd ("XL") (NYSE: XL) announced today that it has agreed to sell 10,000,000 7 5/8% Series B preference ordinary shares pursuant to XL's currently effective shelf registration statement (plus up to an additional 1,500,000 preference shares issuable upon exercise of the underwriters' overallotment option). The preference shares are being issued at an initial price to the public of $25.00 per share and will not be exchangeable for or convertible into ordinary shares of XL. The managing underwriters for XL's preference share offering are Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, as joint book-runners.

The net proceeds from the sale of the preference shares will be used for general corporate purposes.

XL Capital Ltd, through its operating subsidiaries, is a leading provider of insurance and reinsurance coverages and financial products to industrial, commercial and professional service firms, insurance companies, and other enterprises on a worldwide basis. As of September 30, 2002, XL Capital Ltd had consolidated assets of approximately $34.1 billion and consolidated shareholders' equity of approximately $5.9 billion. More information about XL Capital Ltd is available at www.xlcapital.com.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any of the preference shares or


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any other securities, nor will there be any sale of the preference shares or any other securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.


This press release contains forward-looking statements which involve inherent risks and uncertainties. Statements that are not historical facts, including statements about XL's beliefs, plans or expectations, are forward-looking statements. These statements are based on current plans, estimates and expectations. Actual results may differ materially from those projected in such forward-looking statements and therefore you should not place undue reliance on them. A non-exclusive list of other important factors that could cause actual results to differ materially from those in such forward-looking statements is set forth in XL's most recent annual report on Form 10-K, quarterly report on Form 10-Q and XL's other documents on file with the Securities and Exchange Commission. XL undertakes no obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future developments or otherwise.

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